CAPITAL INNOVATIONS GLOBAL AGRI, TIMBER, INFRASTRUCTURE FUND
A series of the Investment Managers Series Trust

Supplement Dated July 20, 2015
To the Prospectus Dated April 1, 2015 and
Summary Prospectus Dated April 2, 2015

The following replaces the section entitled “Example” in the Fund’s Prospectus and Summary Prospectus:

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Shares	$728	$1,428	$2,149	$4,045
C Shares	$341	$1,125	$2,025	$4,330
Institutional Shares	$137	$831	$1,549	$3,453

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
A Shares	$728	$1,428	$2,149	$4,045
C Shares	$238	$1,125	$2,025	$4,330
Institutional Shares	$137	$831	$1,549	$3,453

Please file this Supplement with your records.